                                                                EXHIBIT 1.1




                                2,000,000 SHARES

                              INFOCURE CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                              _____________, 1997


Rodman & Renshaw, Inc.
Cruttenden Roth Incorporated
c/o Rodman & Renshaw, Inc.
225 Liberty Street
2 World Financial Center
30th Floor
New York, New York  10281

On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Ladies and Gentlemen:

         InfoCure Corporation, a Delaware corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule I attached hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), all of which are to be issued and sold by the Company. In addition, those certain stockholders of the Company set forth on Schedule II attached hereto (the "Selling Stockholders"), propose to grant to the Underwriters an option to purchase up to an additional 300,000 shares of Common Stock (the "Option Shares") solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The obligation of each Selling Stockholder to sell Option Shares to the Underwriters under this Agreement shall be as set forth opposite his name on Schedule II attached hereto. The Firm Shares and the Option Shares are together called the "Shares."

         1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                 (a) The Company agrees to issue and sell the Firm Shares to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per share of Common Stock of $_____ (the "Initial Price"), the aggregate number of Firm Shares set forth opposite such Underwriter's name on Schedule I attached hereto. The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus (as hereinafter defined).

                 (b) The Selling Stockholders grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the number of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, upon written, telecopy or telegraphic notice, or verbal or telephonic notice confirmed by written, telecopy or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before any Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                 (c) On the Firm Shares Closing Date (as defined below), the Company shall issue and sell to Rodman & Renshaw, Inc. ("Rodman") and Cruttenden Roth Incorporated ("Cruttenden"), individually and not as Representatives of the Underwriters, for an aggregate purchase price of $.001 per warrant, warrants representing the right of the Representatives to purchase an aggregate number of Shares of Common Stock (the "Warrant Shares") equal to 10% of the Firm Shares (which warrants shall be evidenced in the form set forth as an exhibit to the Registration Statement) (the "Representatives' Warrants"). The Representatives' Warrants shall be allocated among each of the Representatives as the Company shall be advised in writing by Rodman.





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         2.      Delivery and Payment.  Delivery by the Company of the Firm
Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds or same-day wire transfer to the Company, shall take place at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, at 10:00 a.m., New York City time, on the third business day following the date on which the public offering of the Shares commences (unless such date is postponed in accordance with the provisions of Section 10(b) hereof), or at such time and place on such other date, not later than ten business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date"). The public offering of the Shares shall be deemed to have commenced at the time, which is the earlier of (a) the time, after the Registration Statement (as defined in Section 4 below) becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Shares or (b) the time, after the Registration Statement becomes effective, when the Shares are first released by you for offering by the Underwriters or dealers by letter, telecopy or telegram.

         In the event the option with respect to the Option Shares is exercised, delivery by the Selling Stockholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds or same-day wire transfer to the Selling Stockholders shall take place at the offices of Rodman, at the address specified above, or such other place as the parties may mutually agree upon, at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment is called the "Option Shares Closing Date(s)"). The Firm Shares Closing Date and the Option Shares Closing Date(s) are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or the Option Shares Closing Date(s), as the case may be, and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date or the Option Shares Closing Date(s), as the case may be.

         3. Public Offering. The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus (as defined in Section 4 below), as soon after the effective date of the Registration Statement and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized





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to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. Representations and Warranties of the Company and the Selling Stockholders.

                 (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                          (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form SB-2 (Registration No. 333-_____), including in such registration statement, and each such amendment, a related preliminary prospectus (a "Preliminary Prospectus"), for the registration of the Firm Shares and the Option Shares, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"). The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof or incorporated by reference directly or indirectly therein), provided that such registration statement, at the time it becomes effective, may omit such information as is permitted to be omitted from a registration statement when it becomes effective pursuant to Rule 430A of the General Rules and Regulations promulgated under the Act (the "Regulations"), which information ("Rule 430 Information") shall be deemed to be included in such registration statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time the Original Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus included in the Registration Statement, or any amendments thereto, before it becomes effective under the Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when it becomes effective, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the final prospectus included as part of the





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                 Registration Statement, except that if the prospectus relating to the securities covered by the Registration Statement in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) of the Regulations shall differ from such final prospectus, the term "Prospectus" shall mean the prospectus as filed pursuant to Rule 424(b) from and after the date on which it shall have first been used.

                          (ii) When the Registration Statement becomes effective, and at all times subsequent thereto to and including the Closing Dates, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it becomes effective, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) will contain all Rule 430A Information; and each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this Section 4(a)(ii) with respect to statement or omissions made in reliance upon and in conformity with written information furnished to the Company as stated in Section 7(c) with respect to any Underwriter by or on behalf of such Underwriter through the Representatives expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto.

                          (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration





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                 Statement, in compliance with Rule 111 promulgated under the
                 Act or the Commission has received payment of such filing fee.

                          (iv) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction have issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Firm Shares or the Option Shares nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

                          (v) Any contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                          (vi) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business as now being conducted and in the manner described in the Prospectus. The Company does not own, lease or license any property or conduct any business outside the United States of America. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those listed on Schedule III attached hereto, those permitted to be excluded pursuant to Item 601, Exhibit 21 of Regulation S-B and, on or after the Firm Shares Closing Date, the Founding Companies (as hereinafter defined) (each such corporation a "Subsidiary" and collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, as listed on Schedule III attached hereto or, with respect to the Founding Companies on or after the Firm Shares Closing Date, as listed on Schedule IV hereto. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its or any of their properties (owned, leased or licensed) or the nature of its or any of their





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                 businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not, either singly or in the aggregate, have a material adverse effect on the assets or properties, business, financial condition or results of operations of the Company or any of the Subsidiaries.


                          (vii) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, of which 100 shares are outstanding, and 10,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), none of which shares are outstanding. Each outstanding share of Common Stock and each outstanding share of capital stock of each Subsidiary has been duly and validly authorized and issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan, preemptive right or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, shares of capital stock of the Company or of any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus.


                          (viii) The financial statements of the Company and each of the Founding Companies included in the Registration Statement and the Prospectus fairly present, with respect to the Company and each of the Founding Companies, the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company and the Founding Companies, as applicable. The accountants whose reports on the audited financial statements of the Company and the Founding Companies are filed with the Commission as a part of the Registration Statement are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and each of the Founding Companies within the meaning of the Act and the Regulations. No other financial statements are required by





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                 Form SB-2 or otherwise to be included in the Registration
                 Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company or any of the Founding Companies from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

                          (ix) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any Subsidiary, or any of its respective operations, business, properties, or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any Subsidiary. Neither the Company nor any Subsidiary is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any of the Subsidiaries. Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.

                          (x) Each of the Company and the Subsidiaries has good
                 and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Prospectus indicates are owned by it, and has valid and enforceable leasehold interests in each of such items, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages (except as may be properly described in the Prospectus). No real property owned, leased, licensed or used by the Company or any Subsidiary lies in an area which is, or to the knowledge of the Company will be, subject to zoning, use or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing or use of such real property in the business of the Company and each Subsidiary as presently conducted or as the Prospectus indicates it contemplates conducting (except as may be properly described in the Prospectus).

                          (xi) Each of the Company and the Subsidiaries, and to
                 the best knowledge of the Company, any other party, is not now or reasonably expected by the

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                 Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any Subsidiary or by which any of its respective properties or business may be bound or affected, and no event has occurred which with notice or lapse of time or both would constitute such a default, and each such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding is in full force and is the legal, valid and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. Each of the Company and the Subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither the Company nor any Subsidiary is a party to or bound by any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company or any Subsidiary. Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of their respective certificates of incorporation (or other charter document) or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                          (xii)The Company and each of the Subsidiaries have
                 filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due.

                          (xiii) All patents, patent applications, trademarks,
                 trademark applications, trade names, service marks, copyrights, copyright applications, franchises, and other intangible properties and assets (all of the foregoing being collectively herein called "Intangibles") that each of the Company and the Subsidiaries owns, possesses or has pending, or under which it is licensed, are in good standing and uncontested. There is no right under any Intangible necessary to the business of the Company or any Subsidiary as presently conducted or as the Prospectus indicates the Company and the Subsidiaries have that the Company and the Subsidiaries do not have (except as may be so described in the Prospectus). Neither the Company nor any Subsidiary has infringed, is infringing, or has received any notice of infringement with respect to asserted Intangibles of others. To the best knowledge of the

                 Company, there is no infringement by others of Intangibles of the Company or any Subsidiary. To the best knowledge of the Company, there is no Intangible of others which is expected to have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company or any of the Subsidiaries.

                          (xiv) Neither the Company nor any Subsidiary or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction has occurred between or among the Company, any Subsidiary, and any of their respective officers or directors or any affiliates or affiliates of any such officer or director, except as described in the Prospectus.

                          (xv) The Company has all requisite power and authority to execute, deliver and perform this Agreement and the Representatives' Warrants (collectively, the "Company Documents"). All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of the Company Documents. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company or any Subsidiary for the execution, delivery or performance by the Company of this Agreement (except filings under the Act which have been or will be made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement). No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement, and the execution, delivery and performance of this Agreement, will not violate, result in a breach of, conflict with, accelerate the due date of any payments under, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on the Company or any Subsidiary or to which any of its respective operations, business, properties or assets are subject.

                          (xvi) The Firm Shares and the Option Shares are duly and validly authorized. The Firm Shares and the Option Shares, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons, and the Underwriters will receive good title to the Firm Shares purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                          (xvii) The Representatives' Warrants are duly and
                 validly authorized and when delivered in accordance with this Agreement, will be duly and validly issued, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The Warrant Shares are validly authorized and reserved for issuance and, when issued and delivered upon exercise of the Representatives' Warrants, will be validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The holders of the Representatives' Warrants will receive good title to the securities purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                          (xviii)  The Firm Shares, the Option Shares, the
                 Representatives Warrants, the Preferred Stock, and the Common Stock conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                          (xix) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described therein, there has not been any material adverse change in the assets or properties, business or results of operations or financial condition of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business; neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance; since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any Subsidiary has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business; and neither the Company nor any Subsidiary has (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend or made any distribution on any of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                          (xx) Neither the Company nor any Subsidiary or any of their respective officers, directors or affiliates (as defined in the Regulations) or any of the Selling Stockholders, has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Firm Shares or the Option Shares.

                          (xxi) The Company has obtained from its executive officers, directors and principal stockholders, his enforceable written agreement, in form and substance satisfactory to counsel for the Underwriters, that for a period of 180 days from the date on which the public offering of the Shares commences he will not, without the prior written consent of Rodman, on behalf of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities of the Company (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by him.

                          (xxii) Neither the Company nor any Subsidiary is, or intends to conduct its business in a manner in which it would be, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                          (xxiii)  All offers and sales of the Company's
                 capital stock prior to the date hereof, other than offers and sales made pursuant to the Acquisitions (as hereinafter defined), were at all relevant times exempt from the registration requirements of the Act and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws. The offers and sales of the Company's capital stock made pursuant to the Acquisitions were made in compliance with Rule 145(a) under the Act.

                          (xxiv) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                          (xxv) Except as may be set forth in the Prospectus, neither the Company nor any Subsidiary has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                          (xxvi) No transaction has occurred between or among the Company, any Subsidiary, and any of their respective officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                          (xxvii)  The Common Stock, including the Shares, are
                 authorized for quotation on the NASDAQ National Market upon official notice of issuance.

                          (xxviii)  The Company has filed with Commission a
                 registration statement, and may have filed one or more amendments thereto, on Form S-4 (Registration No. 333-_______) (the "Merger Registration Statement"), for the registration of _________ shares of Common Stock, in conformity with the requirements of the Act. When the Merger Registration Statement becomes effective, and during such longer period until any post-effective amendment thereto shall become effective, the Merger Registration Statement (and any post-effective amendment thereto) and the prospectus included as part thereof (the "Merger Prospectus") (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Merger Registration Statement or the Merger Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Merger Registration Statement or the Merger Prospectus which has not then been set forth in such an amendment or supplement. Neither the Commission nor the "blue sky" or securities authority of any jurisdiction have issued a Stop Order suspending the use of any preliminary prospectus, the Merger Prospectus, the Merger Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Merger Registration Statement, or suspending the registration or qualification of the shares of Common Stock registered thereunder nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

                          (xxix) American Medcare Corporation ("AMC") is the
                 record holder and sole beneficial owner of all of the issued and outstanding stock of each of International Computer Solutions, Inc. ("ICS"), Millard-Wayne, Inc. ("Millard-Wayne") and Health Care Division, Inc. ("HCD"), which owns substantially all of the assets used in connection with the business of the former Healthcare Division of Info Systems of North Carolina, Inc. The Company has entered into the agreements listed on Schedule IV hereto (the "Acquisition Agreements") with respect to the acquisitions (the "Acquisitions") of AMC, DR Software, Inc. ("DR Software"), KComp Management Systems, Inc. ("KComp"), HealthCare Information Systems, Inc. ("HIS") and Rovak, Inc. ("Rovak") (AMC, ICS, Millard-Wayne, HCD, DR Software, KComp, HIS and Rovak are collectively referred to herein as the "Founding Companies"). The Company has all requisite power and authority to execute, deliver and perform each of the Acquisition Agreements. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of the Acquisition Agreements. Each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company, is the legal valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms.

                          (xxx) Neither the Company nor any Subsidiary or any of their respective affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba. If, at any time after the date that the Registration Statement is declared effective with the Commission or with the Florida Department of Banking and Finance (the "Florida Department"), whichever date is later, and prior to the end of the period referred to in the first clause of Section 4(a)(ii) hereof, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within ninety days after such commencement of business in Cuba, and during the period referred to in Section 4(a)(ii) hereof will inform the Florida Department within ninety days after any change occurs with respect to previously reported information.

                 (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, the several Underwriters that:

                          (i) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or beneficiary, public body or board pending, threatened, or in prospect (or any basis therefor known to such Selling Stockholder) with respect to such Selling Stockholder or any of such Selling Stockholder's business, properties or assets. Such Selling Stockholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is such Selling Stockholder required to take any action in order to avoid such violation or default.

                          (ii) Such Selling Stockholder has all requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder, is the legal, valid and binding obligation of such Selling Stockholder, and is enforceable as to such Selling Stockholder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder for the execution, delivery or performance of this Agreement (except filings under the Act which have been made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement) by such Selling Stockholder. No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which any of such Selling Stockholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Selling Stockholder or to which any of such Selling Stockholder's operations, business, properties, or assets are subject.

                          (iii) Such Selling Stockholder has good title to the Option Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts, and when such Option Shares are delivered in accordance with this

                 Agreement, the Underwriters will receive good title to such Option Shares from such Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                          (iv) Neither such Selling Stockholder nor any of such Selling Stockholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Option Shares.

                          (v) All information furnished or to be furnished to the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus is true in all respects and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (vi) Except as may be set forth in the Prospectus, such Selling Stockholder has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                          (vii) Such Selling Stockholder has no knowledge that,
                 and does not believe that, any representation or warranty of the Company contained in Section 4(a) of this Agreement is incorrect.

                          (viii) Such Selling Stockholder has not, directly or
                 indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                          (ix) No transaction has occurred between or among such Selling Stockholder and the Company, any Subsidiary or any other Selling Stockholder that is required to be described in the Registration Statement or the Prospectus and is not so properly described.

         5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject, in the Representatives' sole discretion, to each of the following terms and conditions:

                 (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement; if the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 a.m. New York time, on the date on which the amendment to the registration statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Shares has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives.

                 (b) No order preventing or suspending the use of any preliminary prospectus, the Prospectus or the Merger Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement or the Merger Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement, the Merger Registration Statement, the Prospectus or the Merger Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                 (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date, and the Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                 (d) The Representatives shall have received on each Closing Date (i) a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer of the Company to the effect that the persons executing such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date and (ii) a certificate, addressed to the Representatives and dated such Closing Date, of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder are true and correct on and as of such Closing Date and such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Stockholder at or prior to such Closing Date.

                 (e) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a signed letter from BDO Seidman, LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and scope reasonably satisfactory to the Representatives, with reproduced copies or signed counterparts thereof for each of the Underwriters confirming that they are independent accountants within the meaning of the Act and the Regulations, that the response to Item 10 of the Registration Statement is correct in so far as it relates to them and stating in effect that:

                          (i) in its opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by it comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                          (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the heading "Selected Financial Information" which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company and each Subsidiary, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and each Subsidiary as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to its attention which caused it to believe that:

                                  (A)      the amounts in "Selected Financial
                          Information," and included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                                  (B) with respect to the Company and each Subsidiary, there were, at a specified date not more than five business days prior to the date of the letter, any decreases in net sales, income before income taxes and net income or any increases in long-term debt of the Company or any decreases in the capital stock, working capital or the stockholders' equity in the Company and each Subsidiary, as compared with the amounts shown on the Company's audited Balance Sheet for the fiscal year ended ____________, 19__ included in the Registration Statement or the audited Statement of Operations, for such year; and

                          (iii) it has performed certain other procedures as a
                 result of which it determined that information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and each Subsidiary) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

                 References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of such letter.

                 (f) The Representatives shall have received on each Closing Date from Glass, McCullough, Sherrill & Harrold, LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                          (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. The Company does not own, lease or license any property or conduct any business outside the United States of America. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those listed on Schedule III attached hereto, those permitted to be excluded pursuant to Item 601, Exhibit 21 of Regulation S-B and, on or after the Firm Shares Closing Date, the Founding Companies. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, as listed on Schedule III attached hereto or, with respect to the Founding Companies on or after the Firm Shares Closing Date, as listed on Schedule IV hereto. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its or any of their properties (owned, leased or licensed) or the nature of its or any of their businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not, either singly or in the aggregate, have a material adverse effect on the assets or properties, business, financial condition or results of operations of the Company or any of the Subsidiaries.

                          (ii)  The Company has authorized, issued and
                 outstanding capital stock as set forth in the "actual" column of the capitalization table under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form. Each outstanding share of Common Stock and each outstanding share of capital stock of each Subsidiary has been duly and validly authorized and issued, fully paid, and is non-assessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of apital stock of the Company or of any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except as may be properly described in the Prospectus.

                          (iii) To the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, threatened, or in prospect (or any basis therefor) with respect to the Company, any Subsidiary, or any of their respective operations, businesses, properties, assets, or financial condition except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company or any of the Subsidiaries. To the knowledge of such counsel, neither the Company nor any Subsidiary is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any Subsidiary. Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company or any of the Subsidiaries; nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.

                          (iv) To the knowledge of such counsel, neither the Company nor any Subsidiary or any other party is now or is expected by the Company or any Subsidiary to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any Subsidiary or by which any of their respective properties or businesses may be bound or affected and no event has occurred which with notice or lapse of time or both would constitute such a default.

                          (v) Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of their certificates of incorporation (or other charter documents) or by-laws.

                          (vi) The Company has all requisite power and authority to execute, deliver and perform this Agreement and each of the Acquisition Agreements, to issue and sell the Shares and to issue and sell the Representatives' Warrants. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance by the Company of the Company Documents and the Acquisition Agreements. Each of the Company Documents and each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company, and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and court decisions with respect thereto. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by the Company or any Subsidiary, for the execution, delivery or performance by the Company of the Company Documents and the Acquisition Agreements (except filings under the Act which have been made prior to the Closing Date and filings or consents under "blue sky" or securities laws, as to which such counsel need express no opinion). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or bylaws of the Company or any Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or any Subsidiary or to which any of their respective operations, businesses, properties or assets are subject.

                          (vii) The Representatives' Warrants have been duly
                 and validly authorized for issuance. Such opinion delivered at the Firm Shares Closing Date shall state that the Representatives' Warrants to be delivered on that date have been duly and validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and will not have been issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The Warrant Shares are validly authorized and reserved for issuance and, upon issuance, delivery and payment therefor, as described in the Representatives' Warrants, will be validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The holders of the Representatives' Warrants will receive good title to the securities purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. The Warrant Shares and the Representatives' Warrants conform substantially and in all material respects to the description thereof contained in the Registration Statement or the Prospectus.

                          (viii) The Firm Shares and the Option Shares are duly and validly authorized. Such opinion delivered at each Closing Date shall state that each such Share to be delivered on that date is duly and validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and is not issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. Such opinion delivered at the Firm Shares Closing Date shall state that the Underwriters have received good title to the Shares purchased by them from the Company, for the consideration contemplated herein and in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code, free and clear of any liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and other claims. The Common Stock, the Preferred Stock, the Firm Shares and the Option Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                          (ix) To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                          (x) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                          (xi) Neither the Company nor any Subsidiary is an "investment company" as defined in Section 3(a) of the Investment Company Act and, if each of the Company and the Subsidiaries conducts its business as set forth in the Prospectus, will not become an "investment company" and will not be required to be registered under the Investment Company Act.

                          (xii) To the knowledge of such counsel, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement except such persons or entities from whom written waivers of such rights have been received prior to the Closing Date.

                          (xiii) The Registration Statement has become effective under the Act. No Stop Order has been issued and no proceedings for that purpose has been instituted or are threatened, pending, or to such counsel's knowledge, contemplated.

                          (xiv) The Registration Statement, any Rule 430A Prospectus, and the Prospectus, and any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations. The conditions for the use of Form SB-2 have been satisfied with respect to the Registration Statement.

                          (xv) To the knowledge of such counsel, since the effective date of the Registration Statement, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

                          (xvi) The agreement of each officer, director, principal stockholder of the Company and each Subsidiary, stating that for a period of 180 days from the date on which the public offering of the Shares commences, such officer, director and principal stockholder will not, without the prior written consent of Rodman, on behalf of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any other securities of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by such individual, has been duly and validly authorized, executed and delivered by such individual and constitutes the legal, valid and binding obligation of such individual enforceable against such individual in accordance with its terms.

                 In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement, any Rule 430A Prospectus, or the Prospectus, or any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion) and in conferences with officers and other representatives of the Company, each Subsidiary and each Selling Stockholder, representatives of the Representatives and representatives of the independent accountants of the Company, at which conferences the contents of the Registration Statement, any Rule 430A Prospectus, the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, any Rule 430A Prospectus, or any amendment or supplement thereto (except as specified in the foregoing opinion), on the basis of the foregoing and relying as to materiality upon the representations of executive officers of the

Company and each Subsidiary and each Selling Stockholder after conferring with such executive officers and Selling Stockholders, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, except for the financial statements and other financial and statistical data included therein as to which counsel need express no opinion, as amended or supplemented on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering its opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the Federal laws of the United States, the General Corporate Law of the state of Delaware and the laws of the state of Georgia, provided that (1) each such local counsel is reasonably acceptable to the Representatives and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is addressed to the Representatives and is in form and substance reasonably satisfactory to them and their counsel. In addition, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Subsidiaries, provided that executed copies of such certificates are provided to the Representatives.

                 (g) The Representatives shall have received on each Option Shares Closing Date from the respective counsel for each of the Selling Stockholders, an opinion, addressed to the Representatives, and dated such Closing Date, to the effect that:

                          (i) Such Selling Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and to sell his Option Shares. Such Selling Stockholder has the power and authority to execute, deliver and perform this Agreement and to sell such Option Shares. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder, and is the legal, valid and binding obligation of such Selling Stockholders enforceable as to such Selling Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and court decisions with respect thereto. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder, for the execution, delivery or performance by such Selling Stockholder of this Agreement (except filings under the Act which have been made prior to the Closing Date and filings or consents under "blue sky" or securities laws, as to which such counsel need express no opinion). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which his property or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel.

                          (ii) Such opinion delivered at each of the Option Shares Closing Dates shall state that such Selling Stockholder has, pursuant to this Agreement, transferred to each of the several Underwriters who has purchased such Option Shares in good faith and without actual notice of any lien, encumbrance, equity or adverse claim within the meaning of the Uniform Commercial Code, good and valid title to such Selling Stockholder Shares free and clear of all liens, encumbrances, equities or claims.

                 In rendering its opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of local counsel retained by such Selling Stockholder, provided that (1) each such local counsel is reasonably acceptable to the Representatives and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is addressed to the Representatives and is in form and substance reasonably satisfactory to them and their counsel. In addition, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on a certificates of such Selling Stockholder, provided that executed copies of such certificates are provided to the Representatives.

                 (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and its counsel, and the Underwriters shall have received from Squadron, Ellenoff, Plesent & Sheinfeld, LLP, a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company and the Selling Stockholders shall have furnished to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) On the Firm Shares Closing Date, the Company shall have issued to the Representatives the Representatives' Warrants equal to 10% of the Firm Shares.

                 (j) On the Firm Shares Closing Date, each of the Acquisitions shall have been consummated in accordance with the terms and conditions of the respective Acquisition Agreements.

         6.      Covenants of the Company and the Selling Stockholders.

                 (a)      The Company covenants and agrees as follows:

                          (i) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible. If the Registration Statement has become or becomes effective with a form of prospectus omitting Rule 430A information, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company shall notify you immediately, and confirm such notice in writing, (A) when the Registration Statement and any post-effective amendment thereto become effective, (B) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto, and (C) of the receipt of any notification with respect to a Stop Order. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any Stop Order and, if issued, to obtain as soon as possible the withdrawal thereof.

                          (ii) During the time when a Prospectus relating to the Shares is required to be delivered hereunder or under the Act or the Regulations, comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act and the Regulations, any event as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Regulations, the Company promptly shall prepare and file with the Commission, subject to the third sentence of paragraph (i) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                          (iii) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Act or Rule 158 of the Regulations.

                          (iv)  The Company shall furnish to the
                 Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits and amendments thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or the Regulations, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                          (v)  The Company shall cooperate with the
                 Representatives and its counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                          (vi) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                          (vii) Without the prior written consent of Rodman, on behalf of the Underwriters, for a period of 180 days from the date on which a public offering of the Shares commences, the Company shall not issue, sell or register with the

                 Commission or otherwise dispose of, directly or indirectly, any securities of the Company (or any securities convertible into or exercisable or exchangeable for securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares of Common Stock pursuant to the Merger Registration Statement.

                          (viii) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 p.m. eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                          (ix) The Company shall make all filings required to be made under applicable securities laws and by the NASDAQ National Market on or before the last Closing Date.

                          (x) Prior to each Closing Date and for a period of 25 days thereafter, the Representatives shall be given reasonable written prior notice of any press release or other direct or indirect communication and of any press conference with respect to the Company, the financial conditions, results of operations, business, properties, assets, liabilities of the Company, or this offering.

                          (xi) Until expiration of the Representative's Warrants, the Company shall keep reserved sufficient shares of Common Stock for issuance upon exercise thereof.

                          (xii) The Company shall make all filings required to be made under the Exchange Act and such filings shall comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.




                          (xiii) The Company shall participate in conference
                 calls designated and arranged by the Representatives on a quarterly basis in connection with the release of its quarterly earnings for a period of three years from the Firm Shares Closing Date.



                 (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses relating to the registration and public offering of the Shares including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and any documents required to be delivered with any Preliminary Prospectus or the Prospectus, and the printing, filing and distribution of the Agreement Among Underwriters, this Agreement and related documents; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(v), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the

         Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(a)(vi); (vii) inclusion of the Shares for quotation on the NASDAQ National Market System; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Stockholders to the Underwriters. Except as otherwise contemplated by Section 9 hereof, the Underwriters will pay their own counsel fees and expenses to the extent not otherwise covered by clause (iii) above, and their own travel and travel-related expenses in connection with the distribution of the Shares. Without limiting the obligations of the Company and the Selling Stockholder set forth above, the Company and each Selling Stockholder agree to pay all of their other costs and expenses incident to the performance of their respective obligations under this Agreement and the sale of the Shares by them hereunder.

         7.      Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading. In no event shall the indemnification agreement contained in this Section 7(a) inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Shares upon the public offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of, or are based upon, a statement or omission or alleged omission in a preliminary prospectus and if, in respect to such statement, omission or alleged omission, the Prospectus differs in a material respect from such preliminary prospectus such that the Prospectus does not contain such statement or omission, and a copy of the Prospectus has not been sent or given to such person at or prior to the confirmation of such sale to such person. The indemnity agreement contained in this Section 7(a) will be in addition to any liability which the Company may otherwise have.

                 (b) The Selling Stockholders agree, severally and not jointly, to indemnify each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact with respect to such Selling Stockholders contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (which amendments or supplements are furnished to such Selling Stockholders), or which arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading, but only with reference to information relating to such Selling Stockholders furnished in writing to the Company by or on behalf of such Selling Stockholders expressly for use in connection with the preparation of the Registration Statement and Prospectus or any amendment thereof or supplement thereto. In no event shall the indemnification agreement contained in this Section 7(b) inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Shares upon the public offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of, or are based upon, a statement or omission or alleged omission in a preliminary prospectus and if, in respect to such statement, omission or alleged omission, the Prospectus differs in a material respect from such preliminary prospectus such that the Prospectus does not contain such statement or omission, and a copy of the Prospectus has not been sent or given to such person at or prior to the confirmation of such sale to such person. The obligations of each of the Selling Stockholders, pursuant to this Section 7(b) and
         Section 8, shall be limited to an amount not exceeding the product of the Per Share Price to Public of the Shares as set forth on the cover page of the Prospectus and the number of Shares being sold by each of them. The indemnity agreement contained in this Section 7(b) will be in addition to any liability which the Selling Stockholders may otherwise have.

                 (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement and each

         Selling Stockholder, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which were made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter for specific use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) and the Selling Stockholders shall be limited to the underwriting discounts and commissions applicable to Shares purchased by such Underwriter hereunder. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto.

                 (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a), 7(b) or 7(c) shall be available to any party who shall fail to give notice as provided in this Section 7(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party shall have been advised by counsel reasonably satisfactory to the indemnified party that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a), (b) and (c) is due in accordance with its terms but for any reason (other than by reason of the failure of the party asserting the right to be indemnified to give notice as provided in Section 7(d)) is held to be unavailable from the Company, the Selling Stockholders or the Underwriters, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as the Selling Stockholders, persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Stockholders from the sale of the Shares, as set forth in the table on the cover page of the Prospectus (but not taking into account the use of the proceeds of such sale of Shares by the Company), bear to (y) the underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder, (ii) in no case shall any of the Selling Stockholders be liable or responsible for any amount in excess of the product of the Per Share Price to Public of the Shares as set forth on the cover page of the Prospectus and the number of Shares being sold by each of them subject to the limitation expressed in Section 7(a), and (iii) the Company shall be liable and responsible for any amount in excess of the underwriting discounts and commissions and the amount referred to in clause (ii); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) in the immediately preceding sentence of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

         9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on any Closing Date by the Representatives by notifying the Company and the Selling Stockholders at any time prior to the purchase of the Shares:

                 (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the

         Representatives, inadvisable to proceed with the Offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ National Market System has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority; or

                 (b) at or before any Closing Date, if any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholders, except that (I) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder; and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company and the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

         10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                 (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter; or

                 (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company and the Selling Stockholders shall be entitled to an additional business day within which they may, but are not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives, the Company and the Selling Stockholders. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and the Selling Stockholders and without liability on the part of the Company and the Selling Stockholders, except in both cases as provided in Sections 6(b), 7, 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the Selling Stockholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective heirs, executors, administrators, personal representatives, successors and assigns and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Selling Stockholders or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered, or by telefax or telegraph if subsequently confirmed by letter, (a) if to the Representatives, to Rodman & Renshaw, Inc., 225 Liberty Street, 2 World Financial Center, New York, New York 10281, Attention: John J. Borer, III, Managing Director, telecopy: (212) 416-7439, with a copy to Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, Attention: ____________________, telecopy: (714) 852-9603; (b) if to the
Company, to the Company's agent for service as such agent's address appears on the cover page of the Registration Statement; and (c) if to any Selling Stockholder, to such Selling Stockholder's address and telecopy number as set forth on Schedule II hereto.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons or entity or entities require.

         All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                          Very truly yours,

                                          INFOCURE CORPORATION



                                          By: ______________________________
                                                Name:
                                                Title:



                                          [SELLING STOCKHOLDERS]



                                          __________________________________




                                          __________________________________

Confirmed on behalf of itself
and as the Representatives of the several Underwriters named in Schedule I annexed hereto:


RODMAN & RENSHAW, INC.


By:______________________________
   Name: John J. Borer, III
   Title: Managing Director


CRUTTENDEN ROTH INCORPORATED


By:_______________________________
   Name:
   Title:

                                   SCHEDULE I




                                                                                       NUMBER OF FIRM
                                                                                       SHARES TO BE
NAME OF UNDERWRITER                                                                      PURCHASED
-------------------                                                                   ---------------
Rodman & Renshaw, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cruttenden Roth Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . .

                 Total                                                                2,000,000
                                                                                      =========

                                  SCHEDULE II

NAME, ADDRESS AND TELECOPY NUMBER OF               NUMBER OF SHARES TO BE SOLD
SELLING STOCKHOLDER

                                  SCHEDULE III

SUBSIDIARY                                         JURISDICTION OF INCORPORATION

                                  SCHEDULE IV

                             ACQUISITION AGREEMENTS

                                  [TO FOLLOW]